    As filed with the Securities and Exchange Commission on January 2, 1998
                                                      Registration No. 333-36201


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                          ___________________________


                                 UNITRIN, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                                     95-4255452
  (State or other jurisdiction                         (I.R.S. employer
of incorporation or organization)                    identification number)


                             One East Wacker Drive
                            Chicago, Illinois 60601
                                 (312) 661-4600
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                          ___________________________

                              Scott Renwick, Esq.
                                 Unitrin, Inc.
                             One East Wacker Drive
                            Chicago, Illinois 60601
                                 (312) 661-4600
 (Name, address, including zip code, and telephone number, including area code, of agent for service)



                                    Copy to:
                             John S. Chapman, Esq.
                             Lord, Bissell & Brook
                            115 South LaSalle Street
                            Chicago, Illinois  60603

                          DEREGISTRATION OF SECURITIES

     Unitrin, Inc. ("Unitrin" or the "Registrant") has previously filed with the Securities and Exchange Commission a registration statement (and a pre-effective amendment no. 1 thereto) on Form S-3, No. 333-36201, registering 342,000 shares of Unitrin's common stock, $0.10 par value. Unitrin hereby deregisters all 342,000 of such shares, effective the date of filing of this post-effective amendment no. 1 to said Form S-3.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this post-effective amendment no. 1 to its registration statement on Form S-3, no. 333-36201, and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on January 2, 1998.


                                         UNITRIN, INC.
                                         (Registrant)


                                     By: /s/ Richard C. Vie*
                                         -------------------
                                         Richard C. Vie
                                         President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement on Form S-3 has been signed below by the following persons in the capacities and on the date indicated.


             Signature                                  Title                              Date
             ---------                                  -----                              ----

/s/ Richard C. Vie*                     President, Chief Executive Officer and         January 2, 1998
------------------------------------    Director
Richard C. Vie

/s/ Jerrold V. Jerome*                  Chairman of the Board and Director             January 2, 1998
------------------------------------
Jerrold V. Jerome

/s/ Eric J. Draut*                     Vice President, Treasurer and Chief             January 2, 1998
------------------------------------   Financial Officer (principal accounting
Eric J. Draut                          and financial officer)

/s/ James E. Annable*                  Director                                        January 2, 1998
------------------------------------
James E. Annable

/s/ Reuben L. Hedlund*                 Director                                        January 2, 1998
------------------------------------
Reuben L. Hedlund

/s/ George A. Roberts*                 Director                                        January 2, 1998
------------------------------------
George A. Roberts

/s/ Fayez S. Sarofim*                  Director                                        January 2, 1998
------------------------------------
Fayez S. Sarofim

/s/ Henry E. Singleton*                Director                                        January 2, 1998
------------------------------------
Henry E. Singleton

*By: /s/ Scott Renwick
     -----------------
     Scott Renwick, Attorney-in-Fact
     Pursuant to a Power of Attorney